UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 1, 2019

Date of Report (Date of Earliest Event)

SYLIOS CORP

(Exact name of registrant as specified in its charter)

FLORIDA

(State or other jurisdiction of incorporation)

333-154799

(Commission File No.)

501 1st Ave N., Suite 901

St. Petersburg, Florida 33701

(Address of principal executive offices and Zip Code)

(727) 482-1505

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On October 10, 2019, the Company’s Board of Directors elected to form a new subsidiary, 5496 NRMF, LLC. The Articles of Organization were filed with the State of Florida Division of Corporations on October 16, 2019 with an effective date of October 12, 2019.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit	Document Description

21.1	Articles of Organization 5496 NRMF, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 1st day of November 2019.

SYLIOS CORP

BY:	/s/ Jimmy Wayne Anderson
Jimmy Wayne Anderson, President